                                                                    EXHIBIT 3.59

                                STATE OF ARIZONA

                             Corporation Commission
       [SEAL]

To all to Whom these Presents shall Come, Greeting:

    BE IT KNOWN THAT          U-HAUL CO. OF ARIZONA

HAVING SUBMITTED TO THE ARIZONA CORPORATION COMMISSION EVIDENCE OF COMPLIANCE WITH THE LAWS OF THE STATE OF ARIZONA GOVERNING THE INCORPORATION OF COMPANIES, IS, BY VIRTUE OF THE POWER VESTED IN THE COMMISSION UNDER THE CONSTITUTION AND THE LAWS OF THE STATE OF ARIZONA, HEREBY GRANTED THIS

                          CERTIFICATE OF INCORPORATION

AUTHORIZING SAID COMPANY TO EXERCISE THE FUNCTIONS OF A CORPORATION, UNDER THE LAWS NOW IN EFFECT IN THE STATE OF ARIZONA, AND SUBJECT TO SUCH LAWS AS MAY HEREAFTER BE ENACTED, FOR A PERIOD OF TWENTY-FIVE YEARS FROM THE DATE HEREOF, UNLESS SOONER REVOKED BY AUTHORITY OF LAW.

                 BY ORDER OF THE ARIZONA CORPORATION COMMISSION.

                    IN WITNESS WHEREOF, I, DICK HERBERT
                    THE CHAIRMAN, HAVE HEREUNTO SET MY HAND AND CAUSED THE
      [SEAL] OFFICIAL SEAL OF THE ARIZONA CORPORATION COMMISSION TO BE AFFIXED AT THE CAPITOL, IN THE CITY OF PHOENIX, THIS 31ST DAY OF MARCH A.D. 1970

                                                           CHAIRMAN,

ATTEST: /s/ [ILLEGIBLE]
        SECRETARY.                            NO.78805

BY
   ASSISTANT SECRETARY.

                             CONSENT TO USE OF NAME

To the Arizona Corporation Commission
Phoenix, Arizona

Logan T. Frank and David L. Helsten hereby certify that we are respectively the President and Assistant Secretary of U-HAUL CO., a corporation organized and existing under and by virtue of the laws of the State of Nevada, *duly licensed to do business in the State of Arizona,* that at a meeting of the Board of Directors held on the 2nd day of February, 1970, the following resolutions were adopted:

     RESOLVED, that U-HAUL CO., hereby consents to the incorporation, under and by virtue of the laws of the State of Arizona 66 the following named corporations:

                             U-HAUL CO. OF ARIZONA
                         U-HAUL CO. OF SOUTHERN ARIZONA

     FURTHER RESOLVED, that the President and the Assistant Secretary be and are hereby directed to execute a certificate under the corporate seal of this corporation setting forth the consent of this corporation as given in the foregoing resolution and file the same with the Arizona Corporation Commission.

IN WITNESS WHEREOF, we have set our hands and affixed the seal of the corporation as authorized in said resolution, this 19th day of March, 1970.

                                                U-HAUL CO.

                                                By /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                                      President.

                                                By /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                             Assistant Secretary

(CORPORATE SEAL)

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

Before me, a Notary Public in and for said County and State, on this day personally appeared Logan T. Frank and David L. Helsten, known to me to be the persons whose names are subscribed to the foregoing instrument, and acknowledged to me that they executed the same for the purposes therein expressed.

GIVEN under my hand and seal of office this 19th day of March, A.D. 1970.

(SEAL)

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                                     NOTARY PUBLIC

                           ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF ARIZONA

         KNOW ALL MEN BY THESE PRESENTS, that we the undersigned, have this day adopted, made and subscribed in triplicate to the following Articles of Incorporation, for the purpose of forming a corporation under the laws of the state of Arizona.

                                    ARTICLE I

          The name of this corporation shall be U-HAUL CO. OF ARIZONA.

                                   ARTICLE II

         The principal place of business of the corporation shall be at 4646 West Pasadena, Glendale, Arizona, County of Maricopa.

                                  ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Arizona upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Arizona.

                                   ARTICLE IV

         The authorized amount of capital stock of this corporation shall be Five Hundred Thousand ($ 500,000.00) Dollars, divided into fifty thousand (50,000) shares of the par value of Ten ($10.00) Dollars each. Said capital

Page one of four pages
stock shall be paid in at such time and upon such conditions as the Board of Directors may be resolution direct, either in cash, or by services rendered to the corporation, or by real or personal property transferred to it. Shares of stock when issued in exchange for services or property pursuant to a resolution of the Board of Directors shall thereupon become and be fully paid the same as though paid for in cash at par, and shall be non-assessable forever, and the determination of the Board of Directors as to the value of any property or services received by the corporation in exchange for stock shall be conclusive.

         All shareholders shall have pre-emptive rights to purchase, subscribe for or otherwise acquire any unissued shares of stock of this corporation of any class now or hereafter authorized.

                                    ARTICLE V

         The time of the commencement of this corporation shall be the date of the issuance to it of a certificate of incorporation by the Corporation Commission of the state of Arizona, and the time of its duration shall be twenty-five (25) years from and after said date, with the privilege of renewal in the manner provided by law.

                                   ARTICLE VI

         This corporation shall have three (3) directors initially. The number of directors may be increased or diminished from time to time in accordance with the by-laws adopted by the stockholders, but shall never be less than three (3).

                                   ARTICLE VII

         The affairs of this corporation shall be conducted by the Board of Directors and by such officers as the said Board of Directors may from time to time elect or appoint. Said directors shall be elected by the stockholders at the annual meeting of the corporation, which shall be February 1, and shall hold office until their successors are elected and qualified.

Page two of four pages

         The following named person shall serve as officers and directors of this corporation until the first annual meeting:

         President                        Harold L. Turner

         Vice-President                   Cecil R. Thompson

         Secretary-Treasurer              Marty Hintz

         Director                         Harold Turner

         Director                         Barry M. Kellogg

         Director                         Cecil Thomspon

                                  ARTICLE VIII

         The corporation shall not incur or subject itself to a total indebtedness of liability, direct or contingent, in an amount exceeding two-thirds (2/3) of its authorized capital stock unless authorized by three-fourths (3/4) of the vote cast with respect thereto at a lawfully held shareholders meeting, and approved by the Corporation Commission of the state of Arizona.

                                   ARTICLE IX

         Except as to the amount of any unpaid stock subscription owing to this corporation, the private property of the stockholders of this corporation shall be exempt from liability for its debts and obligations.

                                    ARTICLE X

         The statutory agent for the corporation shall be C. I. CORPORATION SYSTEM, 14 North 18th Avenue, Phoenix, Maricopa County, Arizona, 85007.

                                   ARTICLE XI

         The incorporators of this corporation are:

         David L. Helsten                 16 E. Fillmore
                                          Tempe, Maricopa County, Arizona

         Richard Rink                     2727 N. Central Avenue
                                          Phoenix, Maricopa County, Arizona

         IN TESTIMONY WHEREOF, we have hereunto set our hands this 18th day of March, 1970.

Page three of four pages

                                          /s/ David L. Helsten
                                          --------------------------------------
                                          David L. Helsten

                                          /s/ Richard Rink
                                          --------------------------------------
                                          Richard Rink

STATE OF ARIZONA   )
                   ) SS.
COUNTY OF MARICOPA )

         THIS IS TO CERTIFY that on the 18th day of March, 1970, before me, a Notary Public, personally appeared David L. Helsten and Richard Rink who I am satisfied are the persons named in and who executed the foregoing Articles of Incorporation, and I first having made known to them the contents thereof, they did acknowledge that they had signed the same as their voluntary act and deed for the uses and purposes therein expressed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on this 18th day of March, 1970.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Notary Public for the State of Arizona
                                          Residing at Phoenix, Arizona
                                          My Commission expires 8-13-76

         (NOTARIAL SEAL)

Page four of four pages

                                          /s/ David L. Helsten
                                          --------------------------------------
                                          David L. Helsten

                                          /s/ Richard Rink
                                          --------------------------------------
                                          Richard Rink

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         THIS IS TO CERTIFY that on the 18th day of March, 1970, before me, a Notary Public, personally appeared David L. Helsten and Richard Rink who I am satisfied are the persons named in and who executed the foregoing Articles of Incorporation, and I first having made known to them the contents thereof, they did acknowledge that they had signed the same as their voluntary act and deed for the uses and purposes therein expressed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on this 18th day of March, 1970

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Notary Public for the State of Arizona
                                          Residing at Phoenix, Arizona
                                          My Commission expires 8-13-72

         (NOTARIAL SEAL)

Page four of four pages

DICK HERBERT                                               CHARLES D. HADLEY
  CHAIRMAN                                                EXECUTIVE SECRETARY

MILTON J. HUSKY                                               MAY S. OATES
 COMMISSIONER                                                 DIRECTOR OF
                                                         INCORPORATING DIVISION
CHARLES H. GARLAND
   COMMISSIONER

                         ARIZONA CORPORATION COMMISSION

                               STATE CAPITOL ANNEX

                                     PHOENIX

                             INCORPORATING DIVISION

                                 APRIL 28, 1970

U-Haul Co. of Arizona
c/o C. T. Corporation System
14 North 18th Avenue
Phoenix, Arizona 85007

                                          Re: Fiscal Year Date

Gentlemen :

         We request that you mail this office a letter advising the fiscal date, of above corporation, in order to enable us to compute the fees due.

         The law provides that on or before the fifteenth day of the fourth month, (3 months & 15 days), after the close of the fiscal year adopted by the corporation, all corporation are required each year to file an annual report and pay a registration fee.

         A "FISCAL YEAR: for Arizona State is defined as follows: Fiscal year is the accounting period of twelve months ending on the last day of any month including December."

         If in need of further assistance please call 271-4146.

                                         Yours truly,

                                         /s/ May S. Oates
                                         ---------------------------------------
                                         May S. Oates, Director of Incorporating
                                         ARIZONA CORPORATION COMMISSION

MSO/cc

         5/18/70                                       [ILLEGIBLE]

         Dear Ms. Oates: The Fiscal Year Date of U-Haul Co. of Arizona is
                         December 31

                                          ARCOA INTERNATIONAL, INC.

                                          /s/ H. H. Delamater
                                          --------------------------------------
                                          H. H. Delamater, Legal Department

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Arizona

         The undersigned corporation herby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETING CO. OF ARIZONA.

         In Witness Whereof, this corporation has caused this consent to be executed this 12th day of August, 1970.

                                              AMERCO, an Arizona corporation

                                          By: /s/ L. S. Shoen
                                              ----------------------------------
                                              L. S. Shoen - President

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August 1970.

                                             /s/ Helen H. Delamater
                                             ----------------------------------
                                                  Notary Public

                                             My Commission Expires Aug. 13, 1972

                             RESOLUTION OF AMENDMENT

         WHEREAS, the undersigned are all of the officers of U-HAUL CO. OF ARIZONA, and

         WHEREAS, articles of incorporation of said corporation were filed in the office of the Corporation Commission of the State of Arizona on March 20, 1970, and

         WHEREAS, it is the unanimous decision of the undersigned to amend the name of said corporation to AMERCO MARKETING CO. OF ARIZONA, and

         The number of shares outstanding and entitled to vote on said amendment was 500; the number of shares voted for said amendment was 500 and the number voted against was 0.

         NOW THEREFORE, the name of said corporation is hereby amended to AMERCO MARKETING CO. OF ARIZONA.

                                          /s/ Harold L. Turner
                                          --------------------------------------
                                          Harold L. Turner, President

                                          /s/ Cecil Thompson
                                          --------------------------------------
                                          Cecil Thompson, Vice-President

                                          /s/ Marty A. Hintz
                                          --------------------------------------
                                          Marty A. Hintz, Secretary-Treasurer

STATE OF ARIZONA   )
                   ) SS.
COUNTY OF MARICOPA )

         This is to certify that on the 14th day of August 1970, before me, a Notary Public, personally appeared Harold L. Turner, Cecil
Thompson and Marty A. Hintz, who I am satisfied are the persons named in and executed the foregoing resolution, and I first having made known to them the contents thereof, they did acknowledge that they had signed the same as their voluntary act and deed for the uses and purposes therein expressed.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal this 14th day of August, 1970.

                                          /s/ Charles E. [ILLEGIBLE]
                                          --------------------------------------
                                          Notary Public for State of Arizona
                                          Residing at Phoenix, Arizona
                                          My Commission Expires Apr. 23, 1973

(NOTARIAL SEAL)

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL Co., a corporation organized and existing under the laws of the State of Nevada.

         2. The name of the corporation of which this consent is given and which is about to amend its corporate name is:

              AMERCO MARKETING CO. OF ARIZONA

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

              U-HAUL CO. OF ARIZONA

         In Witness Whereof, this corporation has caused this consent to be executed this 28th day of February, 1973.

                                        U-HAUL CO., a (xx) Nevada Corporation

                                        By:/s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Arthur G. Assistant Secretary Seifart

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared Arthur G. Seifart, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set may hand and official seal this 28th day of February 1973.

         (SEAL)                           /s/ Helen H. Delamater
                                          --------------------------------------
                                          Notary Public - State of Arizona
                                    My commission expires August 13, 1976

                              ARTICLES OF AMENDMENT

                                       OF

                         AMERCO MARKETING CO. OF ARIZONA

         Pursuant to Arizona Corporation Law, a majority of the shareholders of the corporation entitled to vote thereon adopted the following Articles of
Amendment:

         1. The name of the corporation prior to this amendment is AMERCO MARKETING CO. OF ARIZONA

         2. The following amendment of the Articles of Incorporation was adopted by the shareholders on February 21, 1973:

                                  "ARTICLE I"

                     The name of this corporation is U-HAUL
                     CO. OF ARIZONA

         3. The total number of shares which, at time of adoption of amendment, were outstanding was 500; entitled to vote thereon was 500; voted for amendment was 500; voted against amendment was none.

         4. No shares of any class were entitled to vote on such amendment as a class.

         5. The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

         6. The amendment does not effect a change in amount of stated capital.

         IN WITNESS WHEREOF, the undersigned, Don Ogle has executed this instrument and its Secretary has affixed its corporate seal hereto and attested said seal on the 9th day of March, 1973.

     PLACE

CORPORATE SEAL                            AMERCO MARKETING CO. OF ARIZONA

     HERE
                                          BY /s/ [ILLEGIBLE]
ATTEST:                                      -----------------------------------
                                                          President

/s/ [ILLEGIBLE]
---------------------------
                  Secretary

STATE OF ARIZONA   )
                   ) SS.
COUNTY OF MARICOPA )

         I, Helen H. Delamater, a notary public do hereby certify that on this 9th day of March, 1973, personally appeared before me Don Ogle, who being by me first sworn, declared that he is the President of AMERCO MARKETING CO. OF ARIZONA that he signed the foregoing document as President of this corporation, and that the statements therein contained are true.

                                          /s/ Helen H. Delamater
                                          --------------------------------------
                                          Helen H. NOTARY PUBLIC Delamater

(NOTARIAL SEAL)

My Commission Expires August 13, 1976

                                STATE OF ARIZONA
                             Corporation Commission

[SEAL]

To all to Whom these Presents shall Come, Greeting:

BE IT KNOWN THAT             ARIZONA ASSURED AUTO PARTS, INC.

HAVING SUBMITTED TO THE ARIZONA CORPORATION COMMISSION EVIDENCE OF COMPLIANCE WITH THE LAWS OF THE STATE OF ARIZONA GOVERNING THE INCORPORATION OF COMPANIES, IS, BY VIRTUE OF THE POWER VESTED IN THE COMMISSION UNDER THE CONSTITUTION AND THE LAWS OF THE STATE OF
                          ARIZONA, HEREBY GRANTED THIS

                          CERTIFICATE OF INCORPORATION

AUTHORIZING SAID COMPANY TO EXERCISE THE FUNCTIONS OF A CORPORATION, UNDER THE LAWS NOW IN EFFECT IN THE STATE OF ARIZONA, AND SUBJECT TO SUCH LAWS AS MAY HEREAFTER BE ENACTED, FOR A PERIOD OF TWENTY-FIVE YEAR FROM THE DATE HEREOF, UNLESS SOONER REVOKED
                              BY AUTHORITY OF LAW.

                BY ORDER OF THE ARIZONA CORPORATION COMMISSION.

                  IN WITNESS WHEREOF, I, MILTON J. HUSKY THE CHAIRMAN, HAVE HEREUNTO SET MY HAND AND CAUSED THE OFFICIAL SEAL OF THE ARIZONA CORPORATION COMMISSION TO BE AFFIXED AT THE CAPITOL, IN THE CITY OF PHOENIX, THIS 24TH DAY OF MARCH A.D. 1969

                                                                  CHAIRMAN.

ATTEST:
                  SECRETARY.                                 NO.  75307

BY

         ASSISTANT SECRETARY.

[LOGO] INC. 302 3M 3.07

                           ARTICLES OF INCORPORATION

                                       OF

                        ARIZONA ASSURED AUTO PARTS, INC.

         KNOW ALL MEN BY THESE PRESENTS: that we, the undersigned, have this day adopted, made and subscribed in triplicate to the following Articles of Incorporation, for the purpose of forming a corporation under the laws of the state of Arizona.

                                   ARTICLE I

         The name of the corporation shall be ARIZONA ASSURED AUTO PARTS, INC.

                                   ARTICLE II

         The principal place of business of the corporation shall be at 705 West Jefferson Street, in the county of Maricopa, state of Arizona.

                                  ARTICLE III

         The purpose or purposes for which the corporation is formed are:

         To engage in the retail and wholesale sales of auto parts and accessories.

         To manufacture, produce, purchase, or otherwise acquire, sell or otherwise dispose of, import, export, distribute, deal in and with, whether as principal or agent, goods, wares, merchandise, and materials of every kind and description, whether now known or hereafter to be discovered or invented.

         To manufacture, purchase, import or otherwise acquire, sell, rent, repair, take upon storage, exchange, export and otherwise deal in and dispose of all of the following: motors, engines, or other machinery or contrivances for the generation of steam, electricity, gasoline or other forms of power now [ILLEGIBLE] or which may be hereafter discovered; automobiles, cars, trucks, carriages, wagons, trailers, semi-trailers, boats, airplanes, airships, and vehicles of every kind and description for the transportation of passengers or goods; machinery, machine supplies, and engineering appliances, hardware, tools, parts, batteries, self-starters, magnetos, igniters, tires, rims, and all other accessories, apparatus, and appliances; and fuel, oils, and other materials use-ful in connection with the ownership, use, or enjoyment of any of the above.

Page 1 for 4 pages

         To act as sales engineers, advisors, counselors or representatives for others and generally assist in the promotion of the sale of their products; and to render services for others as sales engineers, manufacturers' representatives, business managers or otherwise in the conduct of their business.

         To conduct all business activities and to exercise all powers conferred under the Business Corporation Laws of the state of Arizona.

                                   ARTICLE IV

         The authorized amount of capital stock of this corporation shall be Five Hundred Thousand ($500,000.00) Dollars, divided into Fifty Thousand (50,000) shares of the par value of Ten ($10.00) Dollars each. Said capital stock shall be paid in at such time and upon such conditions as the Board of Directors may by resolution direct, either in cash, or by service rendered to the corporation, or by real or personal property transferred to it. Shares of stock when issued in exchange for services or property pursuant to a resolution of the Board of Directors shall therupon become and be fully paid the same as though paid for in cash at par, and shall be non-assessable forever, and the determination of the Board of Directors as to the value of any property or services received by the corporation in exchange for stock shall be conclusive.

         All shareholders shall have pre-emptive rights to purchase, subscribe for or otherwise acquire any unissued shares of stock of this corporation of any class now or hereafter authorized.

                                   ARTICLE V

         The time of the commencement of this corporation shall be the date of the issuance to it of a certificate of incorporation by the Corporation Commission of the State of Arizona, and the time of its duration shall be twenty-five (25) years from and after said date, with the privilege of renewal in the manner provided by law.

                                   ARTICLE VI

         This corporation shall have three (3) directors initially. The number of directors may be increased or diminished from time to time in accordance with the by-laws adopted by the stockholders, but shall never be less than three.

                                  ARTICLE VII

         The affairs of this corporation shall be conducted by the Board of Directors and by such officers as the said Board of Directors may from time to time elect or appoint. Said Directors shall be elected by the stockholders at the annual meeting of the corporation to be held on the third Monday in February and shall hold office until their successors are elected.

         The following named persons shall serve as officers and directors of this corporation until first annual meeting:

         President               Robert J. Pyle
         Vice-President          John Hanson
         Secretary-Treasurer     Norman J. Montgomery

         Director                Joseph Hansbury
         Director                David Mert
         Director                Bryce Collerate

                                  ARTICLE VIII

         The corporation shall not incur or subject itself to a total indebtedness or liability, directly or contingent, in an amount exceeding two-thirds (2/3) of its authorized capital stock unless authorized by three-fourths (3/4) of the vote cast with respect thereto at a lawfully held shareholders meeting, and approved by the Corporation Commission of the state of Arizona.

                                   ARTICLE IX

         Except as to the amount of any unpaid stock subscription owing to this corporation, the private property of the stockholders of the corporation shall be exempt from liability for its debts and obligations.

                                   ARTICLE X

         The statutory for the corporation shall be Robert J. Pyle, 705 West Jefferson Street, Phoenix, Maricopa county and state of Arizona. Said Robert J. Pyle has been a resident of the state of Arizona in excess of three years.

                                   ARTICLE XI

         The incorporators of this corporation are and their respective addresses are:

         Robert J. Pyle          325 West 5th Street
                                 Mess, Arizona

         Jon Hanson              2907 South Rita Lane
                                 Tempe, Arizona

IN TESTIMONY WHEREOF, we have signed and sealed these Articles of Incorporation this 19th day of February, 1969.

                                 /s/ Robert J. Pyle
                                 ----------------------------------------------
                                 Robert J. Pyle

                                 /s/ Jon A. Hanson
                                 ----------------------------------------------
                                 Jon A. Hanson

STATE OF ARIZONA     )
                     )
COUNTY FO MARICOPA   )

         On the 19th day of February, 1969, before me, a Notary Public, personally appeared ROBERT J. PYLE and JON A. HANSON, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                 /s/ William F. Pick
                                 ----------------------------------------------
                                 Notary Public

  (SEAL)

                        AMENDED ARTICLES OF INCORPORATION

         WHEREAS, Arizona Assured Auto Parts, Inc. was duly formed as a corporation, by its incorporators, under and by virtue of the laws of the State of Arizona, on February 24, 1969 and

         WHEREAS, the sole stockholder ARCOA INC. and all officers and members of the Board of Directors of said corporation have unanimously voted to alter and amend the name of said corporation to read as follows:

                      "TRUKO PARTS CENTER OF PHOENIX, INC."

         NOW, THEREFORE, the said Articles of Incorporation are hereby amended as above set forth.

         IN WITNESS THEREOF, the duly authorized officers of said corporation have hereunto set the hands.

                                             /s/ Robert J. Pyle
                                             --------------------------------
                                             President-Robert J. Pyle

                                             /s/ Norman J. Montgomery
                                             --------------------------------
                                             Secretary-Norman J. Montgomery

         On this 24th day of April, 1969 did come and appear before me Robert J. Pyle and Norman J. Montgomery, known to me to be the duly elected President and Secretary respectively of Arizona Assured Auto Parts, Inc., an Arizona corporation, who did, after an oath was duly administered, subscribe and acknowledge their foregoing signatures for the purposes herein intended.

                                             /s/ [ILLEGIBLE]
                                             ---------------------------------
                                             Notary Public  -  State of Arizona

                                 My Commission expires [ILLEGIBLE]

         (Seal)

                                 PLAN OF MERGER

         This Plan of Merger entered into by and between Kar-Go Parts Center of Arizona, Inc., an Arizona and Absorbed Corporation, and U-Haul Co. of Arizona, an Arizona and Surviving Corporation, together referred to as Constituent Corporations, hereby WITNESSETH THAT:

         The Boards of Directors and the sole shareholder of the Constituent Corporations have adopted and approved the terms and conditions hereinafter set forth, and hereby agree as follows:

                                        I

         The Constituent Corporations shall be merged into a. single Surviving Corporation which shall be governed by the laws of the State of Arizona

                                       II

         The outstanding shares of the Absorbed Corporation shall be canceled and no shares of Surviving Corporation shall be issued in exchange therefor.

                                       III

         Surviving Corporation shall pay all expenses of accomplishing the merger.

                                       IV

         The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

         IN WITNESS WHEREOF the corporation parties hereto execute this Plan [ILLEGIBLE] this 8th day of August, 1978.

                   Surviving Corporation:  U-Haul Co. of Arizona, on
                                           Arizona corporation

                                           By: /s/ Harry B. DeShong
                                               -------------------------------
                                               Harry B. DeShong, President

                                           By: /s/ Marty A. Hintz
                                               -------------------------------
                                               Marty A. Hintz, Secretary

(CORPORATE SEAL)

                   Absorbed Corporation:   Kar-Go Parts Center of Arizona, Inc.,
                                           an Arizona corporation

                                           By: /s/ Jon A. Hanson
                                               --------------------------------
                                               Jon A. Hanson, President

                                           By: /s/ J. A. Lorentz
                                               --------------------------------
                                               J. A. Lorentz, Secretary

       NO
(CORPORATE SEAL)

                               ARTICLES OF MERGER

                                       OF

                      KAR-GO PARTS CENTER OF ARIZONA, INC.

                                      INTO

                             U-HAUL CO. OF ARIZONA

         Pursuant to the Arizona Revised Statutes, Title 10, Section 10-074, the undersigned corporations hereby adopt the following Articles of Merger for the purpose of merging into one surviving corporation.

                                       I

1. The name of the Surviving Corporation is U-Haul Co. of Arizona, an Arizona corporation.

2. The name of the Absorbed Corporation is Kar-Go Parts Center of Arizona, Inc., an Arizona corporation.

                                       II

         The Plan of Merger which is attached hereto and by reference incorporated herein was approved by the directors end the sole shareholder of each of the Constituent Corporations in accordance with the laws of the State of Arizona.

                                       III

         The number of shares outstanding, the number of shares entitled to vote upon the Plan of Merger and the number of shares voted for and against said Plan as to each corporation was as follows:

U-Haul Co. of Arizona:

Number of Shares   Number of Shares     Number       Number
  Outstanding      Entitled to Vote   Voted For   Voted Against
----------------   ----------------   ---------   -------------
      500                 500            500          -0-

A to Z. International, Inc.:

Number of Shares   Number of Shares    Number        Number
  Outstanding      Entitled to Vote   Voted For   Voted Against
----------------   ----------------   ---------   -------------

Executed this 8th day of August, 1978.

                                            U-HAUL CO. OF ARIZONA

                                            By: /s/ Harry B. DeShong
                                                -----------------------------
                                                Harry B. DeShong, President

(CORPORATE SEAL)
                                            By: /s/ Marty A. Hintz
                                                -----------------------------
                                                Marty A. Hintz, Secretary

                                            KAR-GO PARTS CENTER OF ARIZONA, INC.

                                            By: /s/ Jon A. Hanson
                                                -----------------------------
                                                Jon A. Hanson, President

       NO
(CORPORATE SEAL)
                                            By: /s/ John A. Lorentz
                                                -----------------------------
                                                John A. Lorentz, Secretary

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         The foregoing instrument was acknowledged before me this 11 day of August, 1978, by Harry B. DeShong, President, and Marty A. Hintz, Secretary of U-Haul Co. of Arizona, an Arizona corporation, on behalf of the corporation.

                                            /s/ [ILLEGIBLE]
                                            ----------------------------------
                                                         Notary Public
                                                 My Commission Expires April
                                                        23, [ILLEGIBLE]

(NOTARIAL SEAL)

STATE OF ARIZONA    )
                    ) ss.
COUNTY OF MARICOPA  )

         The foregoing instrument was acknowledged before me this 5th day of August, 1978, by Jon A. Hanson, President, and John A. Lorentz, Secretary, of Kar-Go Parts Center of Arizona, Inc., an Arizona corporation, on behalf of the corporation.

                                            /s/ [ILLEGIBLE]
                                            ----------------------------------
                                                        Notary Public
                                                 My Commission Expires Aug.
                                                       13, [ILLEGIBLE]

(NOTARIAL SEAL)

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 28st day of June, 1988, entered into by U-HAUL CO. OF ARIZONA, the Surviving Corporation, and MOVERS WORLD OF ARIZONA, INC., the Absorbed Corporation, both corporations of the State of Arizona and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation to merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Arizona, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of incorporation of the Surviving Corporation shall continue to be its Articles of incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location that office is 4646 W. Pasadena, Glendale, Arizona 85036, c/o John A. Lorentz.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                  NUMBER OF           NUMBER OF        NUMBER           NUMBER
                                   SHARES             SHARES           VOTED            VOTED
        COMPANY NAME             OUTSTANDING      ENTITLED TO VOTE      FOR             AGAINST
        ------------             -----------      ----------------      ---             -------
U-HAUL CO. OF ARIZONA                500               50,000          50,000             0
MOVERS WORLD OF ARIZONA, INC.        100                  500             500             0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Arizona, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Arizona.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System as its agent to accept service of process on any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P. O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

         IN WITNESS WHEREOF the corporate parties hereto execute this PLAN/AGREEMENT/ARTICLES OF MERGER this 24st day of June, 1988.

                   Surviving Corporation:         U-HAUL CO. OF ARIZONA, Inc. an

                                                  Arizona corporation

                                                  BY: /s/ Robert Cilray
                                                      --------------------------
                                                      Robert Cilray, President

Verified

BY: /s/ Cathy Clegg
    -----------------------
    Cathy Clegg, Secretary

                    Absorbed Corporation:         MOVERS WORLD OF ARIZONA, INC.
                                                  an Arizona corporation

                                                  BY: /s/ John M. Dodds
                                                      --------------------------
                                                      John M. Dodds, President

Verified

BY: /s/ John A. Lorentz
    ---------------------
    John A. Lorentz,
    Secretary

U-Haul Co. of Southern Arizona 078804-7

Merged Into

U-Haul Co. of Arizona 078805-8

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 10th day of January, 1991, entered into by U-Haul Co. of Arizona, the [ILLEGIBLE] Corporation, and U-HAUL Co. of Southern Arizona the [ILLEGIBLE] Corporation, both corporations of the State of Arizona and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the absorbed Corporation be merged into the Surviving corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation law of the State of Arizona, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 2721 N. Central Avenue, Phoenix, Arizona 85004, c/o John A. Lorentz.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporations shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                            NUMBER OF          NUMBER OF           NUMBER       NUMBER
                              SHARES             SHARES            VOTED        VOTED
COMPANY NAME               OUTSTANDING      ENTITLED TO VOTE        FOR         AGAINST
------------               -----------      ----------------        ---         -------
U-HAUL CO. OF
ARIZONA, INC.                  500                500                500          -0-
U-HAUL CO. OF SOUTHERN
ARIZONA, INC.                  500                500                500          -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Arizona, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Arizona.

                                       VI

         The Surviving Corporation hereby irrevocable appoints John A. Lorentz as its agent to accept Service of process on any suit or other proceeding and to enforce against the Surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation.

                                      VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                      VIII

         The effective date of the merger shall be January 1, 1991.

         IN WITNESS WHEREOF the corporate parties hereto executes this PLAN/AGREEMENT/ARTICLES OF MERGER this 10th day of January, 1991.

               SURVIVING CORPORATION              U-HAUL CO. OF ARIZONA
                                                  an Arizona Corporation

                                                  BY: /s/ John A. Lorentz
                                                      --------------------------
                                                      John A. Lorentz, President

Verified

BY: /s/  Gary V. Klinefelter
    -------------------------------
    Gary V. Klinefelter, Secretary

               ABSORBED CORPORATION               U-HAUL CO. OF SOUTHERN ARIZONA
                                                  an Arizona Corporation

                                                  BY: /s/ John A. Lorentz
                                                      --------------------------
                                                      John A. Lorentz, President

Verified

BY: /s/ Gary V. Klinefelter
    -------------------------------
    Gary V. Klinefelter, Secretary

Amform, Inc. 075069-0

Merged Into

U-Haul Co. of Arizona 078805-8

\
                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 10th day of January, 1991, entered into by U-Haul Co. of Arizona, the surviving [ILLEGIBLE] Corporations of the State of Arizona and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Arizona, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The articles of incorporation of The Surviving corporation shall continue to be Its articles Of incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location of that office is 2721
N. Central Avenue, Phoenix, Arizona 85004, c/o John A. Lorentz.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All Issued and outstanding shares of stock of the Constituent Corporations shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                            NUMBER OF          NUMBER OF           NUMBER       NUMBER
                              SHARES             SHARES            VOTED         VOTED
COMPANY NAME               OUTSTANDING      ENTITLED TO VOTE        FOR         AGAINST
------------               -----------      ----------------        ---         -------
U-HAUL CO. OF
ARIZONA, INC.                  500                500                 500         -0-
AMFORM, INC.                16,300             16,300              16,300         -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Arizona, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Arizona.

                                       VI

         The surviving corporation hereby irrevocable appoints John A. Lorentz as its agent to accept service of process on any suit or other proceeding and to enforce against the Surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                      VIII

         The effective date of the merger shall be January 1, 1991.

         IN WITNESS WHEREOF the corporate parties hereto executes this PLAN/AGREEMENT/ARTICLES OF MERGER this 10th day of January, 1991.

               SURVIVING CORPORATION              U-HAUL CO. OF ARIZONA
                                                  an Arizona Corporation

                                                  BY: /s/ John A. Lorentz
                                                      --------------------------
                                                      John A. Lorentz, President

Verified

BY: /s/  Gary V. Klinefelter
    ---------------------------
    Gary V. Klinefelter, Secretary

               ABSORBED CORPORATION               AMFORM, INC.
                                                  an Arizona Corporation

                                                  BY: /s/ John A. Lorentz
                                                      --------------------------
                                                      John A. Lorentz, President

Verified

BY: /s/ Gary V. Klinefelter
    -------------------------------
    Gary V. Klinefelter, Secretary

                     ARTICLES OF AMENDMENT        AZ CORP COMMISSION
                                                  FOR THE STATE OF AZ
                              TO                         FILED
                                                  NOV 24 12 37 PM '92
                   ARTICLES OF INCORPORATION      APPR [ILLEGIBLE]
                                                  DATE APPR [ILLEGIBLE] FILED __
                              OF                  TERM _________________________
                                                  DATE __________ TIME _________
                    U-HAUL CO. OF ARIZONA              078805-8

Pursuant to the provision of Section 10-061, Arizona Revised Statues, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:   The name of the corporation is U-Haul Co. of Arizona

SECOND: The document attached hereto as Exhibit "A" sets forth the Articles of Incorporation which were adopted by the shareholders of the corporation at their meeting on October 30, 1992, in the manner prescribed by law.

THIRD: The number of shares of stock outstanding at the time of such adoption was 500 shares; and the number of shares entitled to vote on the amendment was 500 shares.

FOURTH: The designation and number of outstanding shares of each class or series entitled to vote thereon, as a class or series, was as follows:

                       CLASS OR SERIES            NUMBER OF SHARES
                           Common                       500

FIFTH: The number of shares of each class or series entitled to vote thereon as a class or series voted for or against such amendment, respectively, was:

                      CLASS OR SERIES   NUMBER FOR      NUMBER AGAINST
                           Common         500                -0-

DATED: November 6, 1992.

                                                  U-HAUL CO. OF ARIZONA

                                                  BY: /s/ Jon Baker
                                                      --------------------------
                                                      Jon Baker, President

Attest:

/s/ Gary V. Klinefelter
------------------------------
Gary V. Klinefelter, Secretary

                                    EXHIBIT A

                                AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF:

                              U-HAUL CO. OF ARIZONA

1. Article IV is amended to read as follows:

         The existence of the corporation shall be: Perpetual.

                                                      AZ CORP COMMISSION
                                                      FOR THE STATE OF AZ
                         ARTICLES OF AMENDMENT              FILED
                   TO THE ARTICLES OF INCORPORATION   SEP 8 11:20 AM '93
                                  OF                  APPR F L Kreuder
                         U-HAUL CO. OF ARIZONA        DATE APPR 11-10-3 FILED __
                        AN ARIZONA CORPORATION        TERM___
                                                      DATE____ TIME___
                                                                078805-8
         Pursuant to A.R.S. 10-061, U-Haul Co. of Arizona, an Arizona corporation, hereby adopts the following Articles of Amendment and certifies as follows;

         1. The name of the corporation is U-Haul Co. of Arizona.

         2. The following amendment of the Articles of Incorporation was adopted by the sole shareholder of the corporation:

                                   ARTICLE XII

         To the fullest extent permitted by law, the corporation shall indemnify every officer and director of the corporation against all expenses and liabilities, including attorneys' fees, reasonably incurred by or imposed upon him in connection with any proceeding to which he may be a party, or in which he may become involved by reason of his being or having served in such capacity on behalf of the corporation, or any settlement thereof. The foregoing rights of indemnification shall be in addition to and not excluding of all of the rights to which such persons may be entitled at law or otherwise. Notwithstanding the foregoing, the board of directors shall have the right to refuse indemnification as to any expenses unreasonable incurred.

                                  ARTICLE XIII

         No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) authorizing the unlawful payment of a dividend or other distribution on the corporation's capital stock or the unlawful purchase of its capital stock; (iv) a violation of Arizona Revised Statutes Section 10-041 -- Director conflicts of interest; or (v) any transaction from which the director derived an improper personal benefit.

         3. The amendment was adopted by the sole shareholder on August 24, 1993.

         4. The total number of common shares outstanding at the time of adoption of the amendment and entitled to vote thereon was five hundred (500).

         5. The number of shares of each class or series entitled to vote thereon as a class of series voted for or against such amendment were as follows:

             CLASS OR SERIES        No. FOR       NO. AGAINST
                 COMMON               500             -0-

         6. The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

         7. The amendment does not effect a change in the amount of stated capital of the corporation.

DATED as of August 24th, 1993.

                                                  U-HAUL CO. OF ARIZONA
                                                  as Arizona corporation

                                                  /s/ Jon Baker
                                                  ------------------------------
                                                  Jon Baker, President
ATTEST:

/s/ Gary V. Klinefelter
------------------------------
Gary V. Klinefelter, Secretary

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                              U-HAUL CO. OF ARIZONA

                             AN ARIZONA CORPORATION

                                                                 August 24, 1993

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporation, acting through Edward J. Shoen, on authority of the Board of Directors of U-Haul International, Inc. to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Arizona, hereby approves the amendment to the Articles of Incorporation for Article XII and Article XIII of said corporation in the State of Arizona and further

         RESOLVED: That the Board of Directors and Officers of said corporation are hereby authorized and directed to take all further action and to execute all documents necessary to effect this amendment.

                                                  AMERCO, a Nevada Corporation

                                                  BY: /s/ Edward J. Shoen
                                                      --------------------------
                                                      Edward J. Shoen

                                  ARTICLES XII

         To the fullest extent permitted by law, the corporation shall indemnify every officers and director of the corporation against all expenses and liabilities, including attorneys's fees reasonably incurred by or imposed upon him in connection with any proceeding to which he may be a party, or in which he may become involved by reason of his being or having served in such capacity on behalf of the corporation, or any settlement thereof. The foregoing rights of indemnification shall be in addition to and not exclusive of all of the rights to which such persons may be entitled at law or otherwise. Notwithstanding the foregoing, the board of directors shall have the right to refuse indemnification as to any expenses unreasonably incurred.

                                  ARTICLE XIII

         No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) authorizing the unlawful payment of a dividend or other distribution on the corporation's capital stock or the unlawful purchase of its capital stock; (iv) a violation of Arizona Revised statutes Section 10-041 -- Director conflicts of interest; or (v) any transaction from which the director derived an improper personal benefit. This Article shall not eliminate or limit the liability of a director for any act or omission occurring before the effective date of this Amendment.